EXHIBIT 10.2


                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------


                NONQUALIFIED STOCK OPTION AGREEMENT, dated as of March 22, 1997 (this "Agreement"), between Robert E. Stutz (the "Optionee") and Stimsonite Corporation, a Delaware corporation (the "Company").


                              W I T N E S S E T H:
                              --------------------

                WHEREAS, the Optionee has agreed to become President and Chief Executive Officer of the Company pursuant to the terms of an Employment Agreement dated as of March 22, 1997 between Optionee and the Company (the "Employment Agreement"); and

                WHEREAS, Section 10 of the Employment Agreement provides that the Optionee will receive certain options from the Company; and

                WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof was approved by a resolution of the Board of Directors of the Company (the "Board") duly adopted on March 12, 1997 and is incorporated herein by reference; and

                WHEREAS, the option granted hereby is intended as a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986.

                NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

        1.      Option.

                (a) Pursuant to Section 10(a) of the Employment Agreement, the Company hereby grants to the Optionee an option (the "Option") to purchase
100,000 shares of Common Stock, $.01 par value of the Company (the "Option Shares") at a purchase price per share of $6.00 (the "Option Price"), and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the first anniversary of March 22, 1997 (the "Date of Grant") to the extent of an additional 33% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the second anniversary of the Date of Grant and to the extent of an additional 34% of the shares covered hereby after the Optionee shall have been in the continuous employ of the Company or any Subsidiary through the third anniversary of the Date of Grant. For purposes of this Agreement, the employment of the Optionee with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company and its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                (d) This Option shall terminate on the earliest of the following dates:

                (i) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or (iii) below.

                (ii) On the later to occur of (A) the second anniversary of the Commencement Date (as defined in the Employment Agreement) or (B) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (I) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (II) Optionee's employment is terminated pursuant to Section 7(d) of the Employment Agreement.

                (iii) On the later to occur of (A) the second anniversary of the Commencement Date (as defined in the Employment Agreement) or (B) 90 days after the date on which Optionee's employment is terminated as a result of Optionee's death or Disability (as defined in the Employment Agreement).

                (iv) Ten years from the Date of Grant.

                In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Board shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

        2.      Exercise; Payment for Shares.

                (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee,
(ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing.

                (c) If the Company shall be required to withhold any Federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

        3.      Change in Control; Adjustments.

                (a) Upon the earlier to occur of (i) Optionee's death or Disability, (ii) Optionee's termination of employment pursuant to Section 7(d) of the Employment Agreement or (iii) a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                (b) (i) The Board may make or provide for such adjustments in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                (ii) In the event of any such transaction or event, the Board may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

        4.      No Transfer of Option.

                The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

        5.      Modification of Option.

                The Option may be amended by the Board; provided that no such amendment that adversely affects the Optionee shall be effective without the consent of the Optionee.

        6.      Limitations on Exercise of Option.

                The Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

        7.      Rights as Stockholder.

                The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

        8.      Fractional Shares.

                The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Option.

        9.      Defined Terms.  As used in this Agreement,

                (a) "Change in Control" means the occurrence of any of the following events:

                (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) other than Terrence D. Daniels or any of his affiliates has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                (v) Except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                (b)  "Subsidiary"  means  a  corporation,   partnership,   joint
venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest.

                EXECUTED at Niles, Illinois as of the 22nd day of March, 1997.

                       STIMSONITE CORPORATION


                       By /s/Terrence D. Daniels
                       -------------------------
                              Terrence D. Daniels
                              Chairman of the Board


ACCEPTED AND AGREED


By /s/Robert E. Stutz
---------------------
      Robert E. Stutz

                                     ANNEX A
                                       to
                       Nonqualified Stock Option Agreement

                             Form of Exercise Notice


                Pursuant to the Non-Qualified Stock Option Agreement dated as of
March  __,  1997  between  the  undersigned  and  Stimsonite   Corporation  (the
"Company"), the undersigned hereby elects to exercise his option as follows:

     (a)   Number of shares purchased:

     (b)   Total purchase price ((a) x Option Exercise Price):  $

                Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:



The undersigned's social security number is:                    .



Date:  ________________                 ____________________________________
                                                 Optionee